Exhibit 10.4

                                    LEASE FOR


                           101 CONVENTION CENTER PLAZA



                                     BETWEEN




                           TOMORROW 33 CONVENTION, LP
                           --------------------------
                                    LANDLORD



                                      AND



                               TELCO BILLING, INC
                               ------------------
                                     TENANT

Lease  Form  6/17/03
--------------------


                    TABLE OF CONTENTS


Section                                                     Page
-------                                                     ----
     1.  THE PARTIES . . . . . . . . . . . . . . . . . . .     4

     2.  DEFINITIONS AND BASIC TERMS . . . . . . . . . . .     4

     3.  LEASE OF PREMISES . . . . . . . . . . . . . . . .     5

     4.  TERM. . . . . . . . . . . . . . . . . . . . . . .     5

     5.  PAYMENT OF RENT . . . . . . . . . . . . . . . . .     6

     6.  ADDITIONAL RENT . . . . . . . . . . . . . . . . .     7

     7.  SECURITY DEPOSIT. . . . . . . . . . . . . . . . .     9

     8.  USE . . . . . . . . . . . . . . . . . . . . . . .    10

     9.  TENANT IMPROVEMENTS . . . . . . . . . . . . . . .    10

     10.  ALTERATIONS. . . . . . . . . . . . . . . . . . .    10


                                        2

     11.  LANDLORD'S SERVICES. . . . . . . . . . . . . . .    11

     12.  REPAIRS. . . . . . . . . . . . . . . . . . . . .    12

     13.  TRANSFERS. . . . . . . . . . . . . . . . . . . .    12

     14.  RISK ALLOCATION AND INSURANCE. . . . . . . . . .    13

     15.  INDEMNITY. . . . . . . . . . . . . . . . . . . .    16

     16.  CASUALTY . . . . . . . . . . . . . . . . . . . .    16

     17.  CONDEMNATION . . . . . . . . . . . . . . . . . .    17

     18.  RULES AND REGULATIONS. . . . . . . . . . . . . .    17

     19.  SUBORDINATION & MORTGAGEES . . . . . . . . . . .    17

     20.  TAXES. . . . . . . . . . . . . . . . . . . . . .    18

     21.  EVENTS OF DEFAULT. . . . . . . . . . . . . . . .    19

     22.  REMEDIES . . . . . . . . . . . . . . . . . . . .    20

     23.  LANDLORD'S LIEN. . . . . . . . . . . . . . . . .    22

     24.  NON-WAIVER . . . . . . . . . . . . . . . . . . .    22

     25.  SURRENDER OF PREMISES. . . . . . . . . . . . . .    22

     26.  HOLDING OVER . . . . . . . . . . . . . . . . . .    23

     27.  RIGHTS RESERVED BY LANDLORD. . . . . . . . . . .    23

     28.  LANDLORD'S DEFAULT . . . . . . . . . . . . . . .    24

     29.  RELOCATION . . . . . . . . . . . . . . . . . . .    24

     30.  PARKING. . . . . . . . . . . . . . . . . . . . .    25

     31.  MISCELLANEOUS. . . . . . . . . . . . . . . . . .    25

     32.  REPRESENTATIONS, WARRANTIES AND


                                        3

               COVENANTS OF TENANT . . . . . . . . . . . .    27

     33.  ENVIRONMENTAL PROVISIONS . . . . . . . . . . . .    27

                                 LEASE AGREEMENT



THIS LEASE AGREEMENT ("Lease") is entered into between Landlord and Tenant, each as defined below in Section 1.


1.   THE  PARTIES

     Landlord's Name and             Tomorrow 33 Convention L.P.
     type of entity:                 a Delaware Limited Partnership


     Landlord's Addresses            330 Garfield Street, Suite 200
     for Notices:                    Santa Fe, NM 87501


     Landlord's Payment              101 Convention Center Drive, Suite 370
     Address:                        Las Vegas, NV 89109


     Tenant's Name; and              Telco Billing, Inc
     Type of entity; and             a Nevada Corporation
     State of organization

     Tenant's Address                4840 E Jasmine Street
     for Notices:                    Suite 105
                                     Mesa AZ 85205

     Tenant's Social Security or
     Federal ID Number               880391859


2.  DEFINITIONS  AND  BASIC  TERMS

The following definitions and basic terms shall have the indicated meanings when used in this Lease:

a.   Building:                      101 Convention Center Drive, Las Vegas, NV 89109

b.   Premises:                      Suites 1001/1002 in the Building.  The Premises are outlined on the plan attached to the Lease as Exhibit "B".


                                        5

c.   Property:                      The Building, the parcel of land upon which the Building is situated and any other improvements located thereon.  The legal description of the Property is attached to the Lease as Exhibit "A".

d.   Tenant's Rentable
     Square Feet:                   3,591

e.   Total Rentable Square
     Feet in the Building:          304,849

f.   Tenant's Proportionate
     Share:                         1.18% which is the percentage obtained by dividing (i) Tenant's
                                    Rentable Square Feet by (ii) the total Rentable Square Feet in the
                                    Building. Tenant's Percentage shall be equitably adjusted in the event of a change in the number of rentable square feet of space in the Building.


g.   Scheduled Commencement Date:   September 1, 2003

h.   Commencement Date:             The Commencement Date is defined in Section 4.

i.   Term:                          Thirty-seven months, commencing on the Commencement Date
                                    and ending at 5:00 p.m., September 1, 2006 subject to adjustment and earlier termination as provided in the Lease.

j.   Base Rent

     Lease Years                    Monthly Base Rent   Annual Base Rent

     9/01/03-9/30/03                $0                          N/A
     10/01/03-9/30/04               $16,643.35          $199,720.20
     10/01/04-9/30/05               $16,842.65          $202,111.81
     10/01/05-9/30/06               $17,047.93          $204,575.15

k.   Additional Rent:               Additional Rent is defined in Section 6.

l.   Rent:                          Base Rent, Additional Rent and all other sums that Tenant may owe to Landlord under this Lease.

m.   Security Deposit:              $ 17,093.16


                                        6

n.   Base Year:                     Base Year: 2004

o.   Permitted Use:                 General office use and no other

p.   Property Management
     Company/Address:               Kennedy Wilson Properties, Ltd.
                                    101 Convention Center Drive, Suite 370
                                    Las Vegas, NV 89109

q.   Guarantor(s)
     (name and address):            YP.NET

r.   Parking Spaces:                Landlord shall grant to Tenant the use of ten (10) covered parking spaces within the Buildings parking garage, at a rate of twenty
                                    ($20.00) dollars per space per month for the initial lease term and any
                                    Option to renew.

s.   Landlord's Mortgagee:          ING Investment Management LLC
                                    5780 Powers Ferry Road, NW, Suite 300
     and Address:                   Atlanta, Georgia 3032-4349
     or such other future mortgagee and address as Landlord shall advise Tenant.


3.   PREMISES

     3.1  Premises.  Landlord,  in  consideration of the Rent to be paid and the
          --------
     covenants and agreements to be performed by Tenant, does hereby lease unto Tenant the Premises, together with the non-exclusive right and easement to use the parking, if any, and any other common facilities in or on the Building and the Property, to the extent the same may exist, which may from time to time be furnished by Landlord, in common with Landlord and the tenants and occupants of the Building, and their respective agents, employees, licensees, customers and invitees; subject however to reasonable restrictions by Landlord as to the use of the foregoing.


     3.2  Common  Areas.  Landlord  further  grants  to  Tenant the nonexclusive
          -------------
     right to use in common with all of the tenants of the Property and their respective clients, employees, agents, customers, invitees and licensees and other persons those areas or parts of the Building and the Property which are designed for use in common by all of the tenants of the Property, including but not limited to entrances and exits, lobbies, hallways, corridors and stairwells, elevators, restrooms, sidewalks, driveways, parking areas, landscaped areas, and such other areas or parts of the Property as may be designated by the Landlord as part of the Common Areas (the "Common Areas") subject to such rules and regulations as Landlord may adopt and modify from time to time relative to the use of the Common Areas.

     a.  Rules  and Regulations for Common Areas.  The Common Areas shall at all
         ---------------------------------------
     times be subject to the exclusive management and control of Landlord, and Landlord shall have the right, from time to time, to establish, modify and enforce reasonable rules and regulations with respect to all such Common Areas, and the use of such Common Areas by Tenant shall be subject to such rules and regulations.

     b.  Changes  in Common Areas.  Landlord may do and perform such acts in and
         ------------------------
     to said Common Areas as, in Landlord's good business judgment, Landlord shall determine to be advisable. Landlord hereby reserves the right to make alterations, additions, deletions or changes including, but not limited to changes in size and configuration of said Common Areas provided that (i) Tenant has access to the Premises at all times and (ii) the exercise of such rights do not unreasonably interfere with Tenant's business operations in the Premises.


4.   TERM

     The Commencement Date shall be the later of:

     a.   the  Scheduled  Commencement  Date  or;

     b. the date of substantial completion of the Premises by Landlord, as defined below; provided the Commencement Date shall not be extended for delays which are due to (x) special changes or additions required by Tenant; (y) delays of Tenant in submitting plans or specifications, supplying information, giving authorization, or otherwise; or (z) any default or other delay of Tenant (collectively, "Tenant Delays"). The Tenant shall be bound by a written certification by Landlord as to the date that the Premises are ready for occupancy by the Tenant and, in the event that there are Tenant Delays, the Landlord's architect shall determine in its reasonable discretion the date that the Premises would have been ready for occupancy but for such Tenant Delays.

     If the Commencement Date is not the first day of a calendar month, then the Term shall be extended by the time between the Commencement Date and the first day of the next month. If this Lease is executed before the Premises become vacant or otherwise available and ready for occupancy by Tenant, or if any present occupant of the Premises holds over and Landlord cannot acquire possession of the Premises before the Commencement Date, then (a) Landlord shall not be in default hereunder or be liable for damages therefore and (b) Tenant shall accept possession of the Premises when Landlord tenders possession thereof to Tenant. Notwithstanding the foregoing, by occupying the Premises, Tenant shall be deemed to have accepted the Premises in its condition as of the date of such occupancy, and the Commencement Date shall be the date of such occupancy. Tenant shall execute and deliver to Landlord, within ten days after Landlord has requested same, a letter confirming (i) the Commencement Date, (ii) that Tenant has accepted the Premises, and (iii) that Landlord has performed all of its obligations with respect to the Premises (except for punch-list items specified in such letter). The term "substantial completion" (or

     "substantially complete") as used in the Lease means the date when the Premises are ready for occupancy by Tenant, subject to completion of minor details of construction or minor mechanical adjustments that do not materially interfere with Tenant's occupancy.

5.   PAYMENT OF RENT

     a.   Payment.  Tenant  shall  timely  pay  to  Landlord,  without  demand,
           ------
     deduction, abatement or offset (except as otherwise expressly set forth herein), the Rent at Landlord's Payment Address. Rent shall be payable monthly in advance in United States dollars.

     The first monthly installment of Rent shall be due and payable contemporaneously with the execution of this Lease; thereafter, monthly installments of Rent shall be due on the first day of the second full calendar month of the Term and continuing thereafter on the first day of each succeeding calendar month during the Term. Rent for any fractional month shall be prorated based on 1/365 of the current annual Rent for each day of the partial month this Lease is in effect, and shall be due on the Commencement Date.

     b.   Late Payments.  Tenant hereby acknowledges that late payment by Tenant
          -------------
     to Landlord of Rent and other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Landlord by the terms of any mortgage or Deed of Trust, covering the Premises. Accordingly, if any installment of Rent or any other sum due from Tenant shall not be received by Landlord or Landlord's designee within five (5) days after such amount shall be due, Tenant shall pay to Landlord a late charge equal to the lesser of 10% of such overdue amount or the maximum allowed by law. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of late payment by Tenant. Acceptance of such late charge by Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount, nor prevent Landlord from exercising any of the other rights and remedies granted hereunder.

     c. Tenant shall also pay to Landlord monthly as Additional Rent, without demand, any rent tax, sales tax or other tax (other than Landlord's income tax) which may be levied by any authorized governmental authority against the Base Rent or any Additional Rent payable to Landlord under this Lease.

     d. Landlord may from time to time designate a lock box collection agent for the collection of Rent or other charges due Landlord. In such event, the date of payment shall be the date of receipt by the lock box collection agent of such payment (or the date of collection of any such sum if payment is made in the form of a negotiable instrument thereafter dishonored upon presentment); however, for the purposes of this Lease, no such payment or collection shall be deemed "accepted" by Landlord if an Event of Default shall have occurred, and if Landlord thereafter remits a check payable to Tenant in the amount received by the lock box collection agent within twenty one (21) days after the amount sent by Tenant is received by the lock box collection agent or, in the case of a dishonored instrument, within twenty one (21) days after collection. Neither the negotiation of Tenant's negotiable instrument by the lock box collection agent, nor the possession of the funds by Landlord during the twenty one
     (21) day period, nor the return of any such sum to Tenant shall be deemed to be inconsistent with the rejection of Tenant's tender of such payment (or collection), nor shall any of such events be deemed to be a waiver of any breach by Tenant of any term, covenant or condition of this Lease nor a waiver of any of Landlord's rights or remedies.

6.   ADDITIONAL RENT

     a.   Payment  of  Additional Rent.  Tenant shall pay as Additional Rent any
          ----------------------------
     increases in the amount equal to Tenant's Proportionate Share multiplied by the difference of (a) the total annual Operating Expenses, as defined below, for the calendar year in question and (b) the Operating Expenses for the Base Year. Landlord may collect such amount in a lump sum, due within 30 days after Landlord furnishes to Tenant an annual Operating Expense Statement as defined below. Alternatively, Landlord may make a good faith estimate of the Additional Rent to be due by Tenant for any calendar year or part thereof during the Term, and, unless Landlord delivers to Tenant a revision of the estimated Additional Rent, Tenant shall pay to Landlord, on the Commencement Date and on the first day of each calendar month thereafter, an amount equal to the estimated Additional Rent for such calendar year or part thereof divided by the number of months in such calendar year during the Term. From time to time during any calendar year, Landlord may estimate and re-estimate the Additional Rent to be due by Tenant for that calendar year and deliver a copy of the estimate or re-estimate to Tenant. Thereafter, the monthly installments of Additional Rent payable by Tenant shall be appropriately adjusted in accordance with the estimations so that, by the end of the calendar year in question, Tenant shall have paid all of the Additional Rent as estimated by Landlord. Any amounts paid based on such an estimate shall be subject to adjustment pursuant to Section 6c when actual "Operating Expenses" are available for each calendar year.

     b.  Operating  Expenses.  "Operating  Expenses" shall mean all expenses and
         -------------------    -------------------
     disbursements of every kind (subject to the limitations set forth below) which Landlord incurs, pays or becomes obligated to pay in connection with the ownership, operation, and maintenance of the Property, including but not limited to the following:

          (i) all taxes and assessments and governmental charges whether federal, state, county or municipal, and whether they be by taxing or management districts or authorities presently taxing or by others, subsequently created or otherwise, and any other taxes and assessments attributable to the Property (or its operation), and the grounds, parking areas, driveways, and alleys around the Property, excluding, however, federal and state taxes on income (collectively, "Property
                                                                        --------
          Taxes");  if the present method of taxation changes so that in lieu of
          -----
          the whole or any part of the Property Taxes, there is levied on Landlord a capital tax directly on the rents received there from or a franchise tax, assessment, or charge based, in whole or in part, upon such rents for the Property, then all such taxes, assessments, or charges, or the part thereof so based, shall be included within the term "Property Taxes";

          (ii) wages and salaries of all employees engaged in the operation, repair, replacement, maintenance, and security of the Property, including taxes, insurance and benefits relating thereto;

          (iii)  management  fees

          (iv) all supplies and materials used in the operation, maintenance, repair, replacement, and security of the Property;

          (v) annual cost of all capital improvements made to the Property which can reasonably be expected to reduce the normal operating costs of the Property, as well as all capital improvements made in order to comply with any law hereafter promulgated by any governmental authority, as amortized over the useful economic life of such improvements as determined by Landlord in its reasonable discretion (without regard to the period over which such improvements may be depreciated or amortized for federal income tax purposes);

          (vi) cost of all utilities, other than the cost of utilities actually reimbursed to Landlord by the Building's tenants;

          (vii) cost of any insurance or insurance related expense applicable to the Property and the personal property used in connection therewith;

          (viii) cost of repairs, replacements, and general maintenance of the Property;

          (ix) cost of service or maintenance contracts with independent contractors for the operation, maintenance, repair, replacement, or security of the Property (including, without limitation, alarm service, window cleaning, and elevator maintenance); and

          (x) the amount of basic rent payable under and pursuant to any ground lease pertaining to the land on which the Building is located.

     There are specifically excluded from the definition of the term "Operating Expenses" the following costs:

          (1) capital improvements made to the Property, other than capital improvements described in subparagraph (iv) above and except for items which, though capital for accounting purposes, are properly considered maintenance and repair items, such as painting of common areas, replacement of carpet in elevator lobbies, and the like;

          (2) repair, replacements and general maintenance paid by proceeds of insurance or by Tenant or other third parties, and alterations attributable solely to tenants of the Property other than Tenant;

          (3)  interest,  amortization  or  other payments on loans by Landlord;

          (4)  depreciation  of  the  Building;

          (5)  leasing  commissions;

          (6) legal expenses, other than those incurred for the general benefit of the Property's tenants (e.g., tax disputes);

          (7) renovating or otherwise improving tenant space for other tenants of the Property or vacant space in the Building (except common areas);


          (8) correcting structural defects in the construction of the Building; and

          (9) federal income taxes imposed on or measured by the income of Landlord from the operation of the Property.

     c.   Operating  Expense  Statement.  Landlord  shall  provide  an  annual
          -----------------------------
     Operating Expense statement including a statement of Landlord's actual Operating Expenses for the previous year adjusted as provided in subsection 6d. If the annual Operating Expense Statement reveals that Tenant paid more for Additional Rent than the actual amount due in the year for which such statement was prepared, then Landlord shall promptly credit (or reimburse, if the Lease has terminated and Tenant is not in default) Tenant for such excess. Likewise, if Tenant paid less than the actual amount due, then Tenant shall promptly pay Landlord such deficiency. This provision applies only to Tenant's Additional Rent and shall never require a refund or credit of Base Rent.

     d.   Building  Occupancy.  With  respect  to  any  calendar year or partial
          -------------------
     calendar year in which the Building is not occupied to the extent of at least ninety-five percent (95%) of the Total Rentable Square Feet in the Building thereof, then the variable cost components of the Operating Expenses (not including real estate taxes) which are based upon occupancy shall be equitably adjusted so that the total amount of Operating Expenses for such period shall be increased to the amount which would have been incurred had the Building been occupied to the extent of ninety-five percent (95%) of the Total Rentable Square Feet in the Building thereof.

7.   SECURITY DEPOSIT

     Contemporaneously with the execution of this Lease, Tenant shall pay to Landlord, in immediately available funds, the Security Deposit, which shall be held by Landlord without liability for interest and as security for the performance by Tenant of its obligations under this Lease. The Security

     Deposit is not an advance payment of Rent or a measure or limit of Landlord's damages upon an Event of Default (defined below). Landlord may, from time to time and without prejudice to any other remedy, use all or a part of the Security Deposit to perform any obligation which Tenant was obligated, but failed, to perform hereunder. Following any such application of the Security Deposit, Tenant shall pay to Landlord on demand the amount so applied in order to restore the Security Deposit to its original amount. Within a reasonable time after the Term ends, provided Tenant has performed all of its obligations hereunder, Landlord shall return to Tenant the balance of the Security Deposit not applied to satisfy Tenant's obligations. If Landlord transfers its interest in the Premises, then Landlord may assign the Security Deposit to the transferee and Landlord thereafter shall have no further liability for return of the Security Deposit.


8.  USE

     Tenant shall continuously occupy and use the Premises only for the Permitted Use and shall comply with all laws, orders, rules, and regulations relating to the use, condition, and occupancy of the Premises. The Premises shall not be used for any use, which is disreputable or creates extraordinary fire hazards or results in an increased rate of insurance on the Building and its contents or the storage of any hazardous materials or substances. If, because of Tenant's acts, the rate of insurance on the Building or its contents increases, then such acts shall be an Event of Default, Tenant shall pay to Landlord the amount of such increase on demand and acceptance of such payment shall not constitute a waiver of any of Landlord's rights including, without limitation, the Event of Default caused by such act. Tenant shall conduct its business and control its agents, employees, and invitees in such a manner as not to create any nuisance or interfere with other tenants or Landlord in its management of the Building.

9.  TENANT  IMPROVEMENTS

     Improvements.  Any  tenant  finish  improvements to be provided by Landlord
     -------------
     for the Premises are described on Exhibit "E" attached hereto.

10.  ALTERATIONS

     All improvements to the Premises made after the Commencement Date shall be installed at the expense of Tenant only in accordance with plans and specifications, which have been previously submitted to and approved in writing by Landlord. After the initial Tenant improvements are made, no alterations or physical additions in or to the Premises may be made without Landlord's prior written consent, which shall not be unreasonably withheld or delayed; however, Landlord may withhold its consent to any alteration or addition that would affect the Building's structure, or the Building's HVAC, plumbing, electrical, or mechanical systems. Tenant shall not paint or install lighting or decorations, signs, window or door lettering, or advertising media of any type on or about the Premises without Landlord's prior consent. All alterations, additions, or improvements (whether temporary or permanent in character, and including all air-conditioning equipment and all other equipment that is in any manner connected to the Building's plumbing system) made in or upon the Premises, either by Landlord or Tenant, shall be Landlord's property at the end of the Term and shall remain on the Premises (unless Landlord requires removal of same) without compensation to Tenant. Approval by Landlord of Tenant's plans and specifications prepared in connection with any improvements in the Premises shall not constitute a representation or warranty as to the adequacy or sufficiency of such plans and specifications, or the improvements to which they relate, for any use, purpose, or condition, but such approval shall merely be the consent of Landlord as required hereunder. Tenant shall be responsible for the cost of all action required to comply with the requirements of the Americans with Disabilities Act of 1990 (the "ADA"), and all rules, regulations, and guidelines promulgated there under, as the same may be amended from time to time, necessitated by any installations, additions, or alterations made in or to the Premises at the request of or by Tenant or by Tenant's use of the Premises (other than retrofit whose cost has been particularly identified as being payable by Landlord in an instrument signed by Landlord and Tenant). If Landlord's prior consent is required, such consent shall not be unreasonably withheld or delayed; however, Landlord may withhold its consent to any such painting or installation, which would affect the appearance of the exterior of the Building or of any common areas of the Building. Landlord shall be responsible for the cost of compliance with the ADA for all portions of the Property not part of the Premises or other leases with tenants.

11.  LANDLORD'S SERVICES

     a.   Services.  Provided  no  Event  of  Default  exists,  and  subject  to
          --------
     interruptions beyond Landlord's control, Landlord shall use all reasonable efforts to furnish to Tenant the services outlined on Exhibit "D" attached hereto. Landlord shall maintain the common areas of the Building in reasonably good order and condition, except for damage occasioned by Tenant, or its employees, agents, contractors or invitees.

     b.   Excess  Utility Use.  Landlord shall use reasonable efforts to furnish
          -------------------
     electrical current for a reasonable number of computers, electronic data processing equipment, special lighting, and other equipment that requires more than 110 volts, or other equipment whose electrical energy consumption exceeds normal office usage through the then-existing feeders and risers serving the Building and the Premises, and Tenant shall pay to Landlord the cost of such service within ten (10) days after Landlord has delivered to Tenant an invoice therefore. The amount of such additional consumption and potential consumption shall be paid by Tenant and shall be determined by a separate meter in the Premises which shall be installed by Landlord, at Tenant's expense. Tenant shall not install any electrical equipment requiring special wiring or requiring voltage in excess of 110 volts or otherwise exceeding Building capacity unless approved in advance by Landlord. The use of electricity in the Premises shall not exceed the capacity of existing feeders and risers to or wiring in the Premises. Any risers or wiring required to meet Tenant's excess electrical requirements shall, upon Tenant's written request, be installed by Landlord, at Tenant's cost, if, in Landlord's sole and absolute judgment, the same are necessary and shall not cause permanent damage or injury to the Building or the Premises, cause or create a dangerous or hazardous condition, entail excessive or unreasonable alterations, repairs, or expenses, or interfere with or disturb other tenants of the Building. If Tenant uses machines or equipment (other than general office machines, excluding computers and electronic data processing equipment) in the Premises which affect the temperature otherwise maintained by the air conditioning system or otherwise overload any utility, Landlord may install supplemental air conditioning units or other supplemental equipment in the Premises, and the cost thereof, including the cost of installation, operation, use, and maintenance, shall be paid by Tenant to Landlord within ten (10) days after Landlord has delivered to Tenant an invoice therefore.

     c.   Change  or  Discontinuance.  Landlord's obligation to furnish services
          --------------------------
     under subsection 11a shall be subject to the rules and regulations of the supplier of such services and governmental rules and regulations. Landlord may change or discontinue services as needed to comply with such rules or regulations.

     d.   Restoration  of  Services;  Abatement.  Landlord  shall use reasonable
          -------------------------------------
     efforts to restore any service that becomes unavailable. Any unavailability shall not render Landlord liable for any damages caused thereby, nor shall be a constructive eviction of Tenant, constitute a breach of any implied warranty, or, except as provided in the next sentence, entitle Tenant to any abatement of Tenant's obligations hereunder. However, if Tenant is prevented from making reasonable use of the Premises for more than forty-five (45) consecutive days because of the unavailability of any such service, Tenant shall, as its exclusive remedy therefore, be entitled to a reasonable abatement of Base Rent for each consecutive day (after such forty five (45) day period) that Tenant is so prevented from making reasonable use of the Premises. Tenant agrees to promptly notify Landlord in writing of any interruption of services.

     e.   Additional  Services.  Should  Tenant  desire  any additional services
          --------------------
     beyond those described here or service outside the normal times Landlord provides such services, Landlord may (at Landlord's option), upon reasonable advance notice from Tenant, furnish such services and Tenant shall pay Landlord such charges as may be agreed on between Landlord and Tenant, but in no event at a charge less than Landlord's actual cost plus overhead for the additional services provided. By way of illustration and not limitation, special equipment requiring abnormal use of water or electricity used as a power source for data processing machines, including air conditioning costs therefore, large business machines and similar equipment of high electrical consumption shall not be standard and the costs thereof shall be paid by Tenant within ten (10) days after Landlord delivers to Tenant an invoice therefore. Landlord shall, at Tenant's sole cost and expense, install separate meters for measuring consumption of non-standard services within the Premises.

12.  REPAIRS

     a.   Landlord's  Repair  Obligations.  Within  a  reasonable time following
          -------------------------------
     receipt of written notice from Tenant of the necessity therefore, Landlord shall make necessary repairs to maintain the structure of the Premises and the Building. "Structure" or "structural" for purposes of this Lease shall mean only the following: foundation, roof framing and roof, weight bearing columns and weight bearing walls (specifically excluding interior surfaces). If any such repair is required because of any act, neglect, or fault of Tenant, its agents, employees, licensees, contractors or invitees, then Tenant shall pay all costs therefore within ten (10) days after Landlord has delivered the Tenant an invoice therefore.

     b.   Tenant's  Repairs.  Tenant  agrees  to  promptly  make  all  repairs
          -----------------
     (including replacements and alterations where necessary) necessary to keep the interior of the Premises in good order, repair and condition, except for those necessitated by reasonable use and wear and to repair any damage caused by Tenant or Tenant's employees, agents, contractors, or invitees to any portion of the Property. The interior shall include:

          (i)  interior  faces  of  the  exterior  walls  of  the  building;

          (ii) interior  face  of  the  ceilings;

          (iii) floor  coverings;

          (iv) portion of the wiring, plumbing, pipes, conduits and other water, sewerage, utility, and sprinkler fixtures and equipment in the Premises which serve the Premises exclusively.

     c.   Performance  of  Work.  All  work described in Sections 9 and 10 above
          ---------------------
     and in this Section 12 shall be performed only by Landlord or by contractors and subcontractors approved in writing which approval will not
                                                         -----------------------
     be  unreasonable  withheld by Landlord. Prior to beginning any work, Tenant
     --------------------------
     shall cause all contractors and subcontractors to procure and maintain insurance against such risks, in such amounts, and with such companies as set forth in subsection 14E and as Landlord may reasonably require, and shall procure payment and performance bonds reasonably satisfactory to Landlord covering the cost and completion of the work. All such work shall place the Property in as good or better condition as that which existed at the time of such repair and shall be performed in accordance with all legal requirements and in a good and workmanlike manner so as not to damage any portion of the Property. Any such work which may affect the HVAC, electrical system, or plumbing of the Building must be approved by an engineer acceptable to Landlord.

     d.   Mechanic's  Liens.  Tenant  shall  not  permit any mechanic's or other
          -----------------
     liens to be filed against the Premises or the Property for any obligation incurred by or at the request of Tenant. If such a lien is filed, then Tenant shall, no later than ten (10) days after Landlord has notified Tenant, pay either the amount of the lien or otherwise effect cancellation or discharge of the lien. If Tenant fails to timely take either such action, then Landlord may pay the lien claim without inquiry as to the validity thereof, and any amounts so paid, including expenses and interest, shall be paid by Tenant to Landlord within ten (10) days after Landlord has delivered to Tenant an invoice therefore.

13.  TRANSFERS

     a.   Transfers;  Consent.  Tenant  shall  not,  without  the  prior written
          -------------------
     consent of Landlord (which shall not be unreasonably withheld); (a) advertise that any portion of the Premises is available for lease; (b) assign, transfer, or encumber this Lease or any estate or interest herein, whether directly or by operation of law; (c) permit any other entity to become Tenant hereunder by merger, consolidation, or other reorganization;
     (d) if Tenant is an entity other than a corporation whose stock is publicly traded, permit the transfer of an ownership interest in Tenant so as to result in a change in the current control of Tenant; (e) sublet any portion of the Premises; (f) grant any license, concession, or other right of occupancy of any portion of the Premises; or (g) permit the use of the Premises by any parties other than Tenant (any of the events listed in clauses (b) through (g) being a "Transfer"). If Tenant requests Landlord's
                                       --------
     consent to a Transfer, then Tenant shall provide Landlord with a written description of all terms and conditions of the proposed Transfer, copies of the proposed documentation, and the following information about the proposed transferee: name and address; reasonably satisfactory information about its business and business history; its proposed use of the Premises; banking, financial, and other credit information; and general references sufficient to enable Landlord to determine the proposed transferee's experience and credit worthiness and character. Tenant shall reimburse Landlord for its attorneys' fees and other expenses incurred in connection with considering any request for its consent to a Transfer. In no event shall the proposed Transfer be an existing tenant currently in the Building or at the Property and in no event shall the proposed Transfer be a person or entity with whom Landlord or its agent is negotiating and to or from whom Landlord or its agent has given or received any written or oral lease proposal within the past 6 months regarding leasing space in the Building. If Landlord consents to a proposed Transfer, then the proposed transferee shall deliver to Landlord a written agreement whereby it expressly assumes Tenant's obligations hereunder; however, any transferee of less than all of the space in the Premises shall be liable only for obligations under this Lease that are properly allocable to the space subject to the Transfer, and only to the extent of the rent it has agreed to pay Tenant therefore. Landlord's consent to a Transfer shall not release Tenant from performing its obligations under this Lease, but rather Tenant and its transferee shall be jointly and severally liable therefore and Tenant shall execute any documents reasonably required by Landlord to confirm same. Landlord's consent to any Transfer shall not waive Landlord's rights as to any subsequent Transfers. If an Event of Default occurs while the Premises or any part thereof are subject to a Transfer, then Landlord, in addition to its other remedies, may collect directly from such transferee all rents becoming due to Tenant and apply such rents against Rent. Tenant authorizes its transferees to make payments of Rent directly to Landlord upon receipt of notice from Landlord to do so.

     b.   Additional  Compensation.  Tenant  shall  pay to Landlord, immediately
          ------------------------
     upon receipt thereof, one- half of all compensation received by Tenant for a Transfer (whether permitted or not) that exceeds the Rent paid by Tenant to Landlord for the applicable portion of the Premises covered thereby. Landlord's acceptance of such additional compensation shall not constitute Landlord's approval of any Transfer that was not approved by Landlord or permitted by this Lease.

     c.   Cancellation.  Landlord  may,  within  30  days  after  submission  of
          -------------
     Tenant's written request for Landlord's consent to a Transfer, cancel this Lease (or, as to a subletting or assignment, cancel as to the portion of the Premises proposed to be sublet or assigned) as of the date the proposed

     Transfer was to be effective. If Landlord cancels this Lease as to any portion of the Premises, then this Lease shall cease for such portion of the Premises and Tenant shall pay to Landlord all Rent accrued through the cancellation date relating to the portion of the Premises covered by the proposed Transfer and all unamortized brokerage commissions paid or payable by Landlord in connection with this Lease that are allocable to such portion of the Premises. Thereafter, Landlord may lease such portion of the Premises to the prospective transferee (or to any other person) without liability to Tenant.

14.  RISK ALLOCATION AND INSURANCE

     a.   Allocation  of Risks.   The parties desire, to the extent permitted by
          --------------------
     law, to allocate certain risks of personal injury, bodily injury or property damage, and risks of loss of real or personal property by reason of fire, explosion or other casualty, and to provide for the responsibility for insuring those risks. It is the intent of the parties that, to the extent any event is insured for or required herein to be insured for, any loss, cost, damage or expense arising from such event, including, without limitation, the expense of defense against claims or suits, be covered by insurance, or by the party required to obtain insurance in the event such party defaults in its obligation to do so, without regard to the fault of Tenant, its officers, employees, agents, contractors or invitees ("Tenant Protected Parties"), and without regard to the fault of Landlord, its agents, their respective partners, shareholders, members, agents, directors, officers, contractors and employees ("Landlord Protected Parties"). As between Landlord Protected Parties and Tenant Protected Parties, such risks are allocated as follows:

          (i) Tenant shall bear the risk of bodily injury, personal injury or death, or damage to the property of third persons, occasioned by events occurring on or about the Premises, regardless of the party at fault. Said risks shall be insured as provided in subsection 14(b)(i).
                                                            -------------------

          (ii) Landlord shall bear the risk of bodily injury, personal injury or death, or damage to the property of third persons, occasioned by events occurring on or about the Property (other than the Premises or premises leased to other tenants) regardless of the party at fault. Said risk shall be insured against as provided in subsection 14(c)(i).
                                                            -------------------

          (iii) Tenant shall bear the risk of damage to Tenant's contents, trade fixtures, machinery, equipment, furniture and furnishings in the Premises arising out of loss by the events required to be insured against pursuant to subsection 14(b)(ii).
                                 ---------------------

          (iv) Landlord shall bear the risk of damage to the Building and common areas arising out of loss by events required to be insured against pursuant to subsection 14(c)(ii).
                        ---------------------

     Notwithstanding the foregoing, provided the party required to carry insurance under subsection 14 (b)(i) or subsection 14 (c)(i) hereof does
                       ---------------------    --------------------
     not default in its obligation to do so, if and to the extent that any loss occasioned by any event of the type described in Subsection 14(a)(i) or Subsection 14 (a)(ii) exceeds the coverage or the amount of insurance required to be carried under said Sections or such greater coverage or amount of insurance as is actually carried or results from an event not required to be insured against or not actually insured against, the party at fault shall pay the amount not actually covered.

     b.   Tenant's  Insurance.   Tenant  shall  procure and maintain policies of
          -------------------
     insurance, at its own cost and expense, insuring:

          (i) The Landlord Protected Parties, and Landlord's mortgagee, if any, of which Tenant is given written notice, and Tenant Protected Parties subject, however, to the subsections 14(a), from all claims, demands or actions made by or on behalf of any person or persons, firm or corporation and arising from, related to or connected with the Premises, for bodily injury to or personal injury to or death of any person, or more than one (1) person, or for damage to property in an amount of not less than $3,000,000.00 combined single limit per occurrence/aggregate. Said insurance shall be written on an "occurrence" basis and not on a "claims made" basis. If at any time during the term of this Lease, Tenant owns or rents more than one location, the policy shall contain an endorsement to the effect that the aggregate limit in the policy shall apply separately to each location owned or rented by Tenant. Landlord shall have the right not more than once every three (3) years, exercisable by giving written notice thereof to Tenant, to require Tenant to increase such limit if, in Landlord's reasonable judgment, the amount thereof is insufficient to protect the Landlord Protected Parties and Tenant Protected Parties from judgments which might result from such claims, demands or actions. Tenant shall cause the Landlord Protected Parties to be insured as "additional insureds" such that Tenant will protect, indemnify and save harmless the Landlord Protected Parties from and against any and all liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses (including without limitation reasonable attorney's fees and expenses) imposed upon or incurred by or asserted against the Landlord Protected Parties, or any of them, by reason of any bodily injury to or personal injury to or death of any person or more than one person or for damage to property, occurring on or about the Premises, caused by any party including, without limitation, any Landlord Protected Party provided, however, Tenant shall not be required to indemnify or insure against any loss resulting from the intentional wrongful acts of any Landlord Protected Party, to the extent of the amount of the insurance required to be carried under this subsection 14(b)(i) or such greater amount of insurance as is actually carried. Tenant shall cause its liability insurance to include contractual liability coverage fully covering the indemnity hereinabove set forth.

          (ii) All contents and Tenant's trade fixtures, machinery, equipment, furniture and furnishings in the Premises to the extent of at least ninety percent (90%) of their replacement cost under Standard Fire and Extended Coverage Policy and all other risks of direct physical loss as insured against under Special Form ("all risk") coverage. Said insurance shall contain an endorsement waiving the insurer's right of subrogation against any Landlord Protected Party.

     c.   Landlord's  Insurance.   Landlord  shall procure and maintain policies
          ---------------------
     of  insurance  insuring:

          (i) All claims, demands or actions made by or on behalf of any person or persons, firm or corporation including, without limitation, any Tenant Protected Party subject, however, to subsection 14(a) and arising from, related to or connected with the Property (other than the Premises and premises leased to other tenants), for bodily injury to or personal injury to or death of any person, or more than one (1) person, or for damage to property in an amount of not less than $3,000,000.00 combined single limit per occurrence/aggregate provided, however, Landlord shall not be required to indemnify or insure against any loss resulting from the intentional wrongful acts of any Tenant Protected Party. Said insurance shall be written on an "occurrence" basis and not on a "claims made" basis. If at any time during the term of this Lease, Landlord owns more than one location, the policy shall contain an endorsement to the effect that the aggregate limit in the policy shall apply separately to each location owned by Landlord.

          (ii) The improvements at any time situated upon the Property (other than the contents of Premises and premises leased to other tenants) against loss or damage by fire, lightning, wind storm, hail storm, aircraft, vehicles, smoke, explosion, riot or civil commotion as provided by the Standard Fire and Extended Coverage Policy and all other risks of direct physical loss as insured against under Special Form ("all risk") coverage. The insurance coverage shall be for not less than 90% of the full replacement cost of such improvements with agreed amount endorsement. Landlord shall be named as insured and all proceeds of insurance shall be payable to Landlord or its mortgagee. Said insurance shall contain an endorsement waiving the insurer's right of subrogation against any Tenant Protected Party.

          (iii) Landlord's business income, protecting Landlord from loss of rents and other charges during the period while the Premises are untenantable due to fire or other casualty (for the period reasonable determined by Landlord).

          (iv)  Such  other  risks  as  reasonably  determined  by  Landlord.

     d.  Forms  of  Insurance.   All  of  the  aforesaid  insurance  shall be in
       ----------------------
     companies with an A.M. Best rating of at least (A-)(VIII) and licensed to do business in the State of Nevada. As to Tenant's insurance, the insurer and the form, substance and amount (where not stated above) shall be reasonably satisfactory from time to time to Landlord and any mortgagee of Landlord, and shall unconditionally provide that it is not subject to cancellation, material modification or non-renewal except after at least thirty (30) days prior written notice to Landlord and any mortgagee of Landlord. Original certificates of Tenant's insurance policies reasonably satisfactory to Landlord, together with reasonably satisfactory evidence of payment of the premiums thereon, shall be deposited with Landlord at the Commencement Date and renewals thereof not less than thirty (30) days prior to the end of the term of such coverage.

     e.   Tenant's  Contractor's Insurance.  Tenant shall require any contractor
          --------------------------------
     of Tenant permitted to perform work in, on, or about the Premises to obtain and maintain the following insurance coverage at no expense to Landlord:

          (i) Commercial general liability insurance, including the traditional broad form general liability coverages, in the amount of One Million Dollars ($1,000,000), adding Landlord and Tenant as additional insured parties; (ii) Worker's compensation insurance for all contractor's employees working in or about the Premises in an amount sufficient to comply with applicable laws or regulations;

          (iii) Employers liability insurance in an amount not less than One Hundred Thousand Dollars ($100,000); and

          (iv) Any other insurance as Tenant, Landlord or its mortgagee may reasonably require from time to time for contractors performing work in the Building.

     f.   Increase  of  Premiums.   Tenant  will  not  do anything or fail to do
          ----------------------
     anything which will cause the cost of Landlord's insurance to increase or which will prevent Landlord from procuring policies (including but not limited to public liability) from companies and in a form reasonably satisfactory to Landlord. If any breach of this subsection 14(f) by Tenant shall directly cause the rate of fire or other insurance to be increased, Tenant shall pay the amount of such increase as additional rent promptly upon being billed therefore.

     g.   Tenant's Additional Insurance.   Landlord makes no representation that
          -----------------------------
     the limits of liability specified to be carried by Tenant under the terms of this Lease are adequate to protect Tenant against Tenant's undertaking under this Section 14 and Section 15.


15.  INDEMNITY

     a. Tenant shall indemnify, defend and hold harmless Landlord Protected Parties from and against any and all liability, claims, demands, causes of action, judgments, costs, expenses, and all losses and damages for bodily injury, death and property damage arising from any activity in the Premises even if resulting from the negligent act or omission (but not willful misconduct), of any of the Landlord Protected Parties, and from all costs, reasonable attorneys' fees and disbursements, and liabilities incurred in the defense of any such claim. Upon notice from Landlord, Tenant shall defend any such claim, demand, cause of action or suit at Tenant's expense by counsel satisfactory to Landlord in its reasonable discretion, or as designated by Tenant's insurer. The provisions of this subsection (a) shall survive the expiration or earlier termination of this Lease.

     b. Landlord shall indemnify, defend and hold harmless Tenant Protected Parties from and against any and all liability, claims, demands, causes of action, judgments, costs, expenses, and all losses and damages for bodily injury, death and property damage arising from any activity in or about the Building or common areas (other than the Premises and premises leased to other tenants) even if resulting from the negligent act or omission (but not willful misconduct) of any of the Tenant Protected Parties, and from all costs, reasonable attorneys' fees and disbursements, and liabilities incurred in the defense of any such claim. Upon notice from Tenant, Landlord shall defend any such claim, demand, cause of action or suit at Landlord's expense by counsel satisfactory to Tenant in its reasonable discretion, or as designated by Landlord's insurer. The provisions of this subsection (b) shall survive the expiration or earlier termination of this Lease.

16.  CASUALTY

     a.   Repair  Estimate.  If the Premises or the Building are damaged by fire
          ----------------
     or  other  casualty (a "Casualty"), Landlord shall, within thirty (30) days
                             --------
     after  such  Casualty, deliver to Tenant a good faith estimate (the "Damage
                                                                          ------
     Notice")  of  the  time needed to repair the damage caused by the Casualty.
     ------

     b.   Landlord's  and Tenant's Rights.  If, because of a Casualty, Tenant is
          -------------------------------
     prevented from conducting its business in the Premises in a manner reasonably comparable to that conducted immediately before such Casualty and Landlord estimates within 30 days of loss that the damage caused
                               ----------------
     thereby  cannot  be repaired within one hundred twenty (120) days after the
                                         ------------------------
     commencement  of repair ("Substantial Casualty"), then Landlord may, at its
                               --------------------
     expense, relocate Tenant to office space reasonably comparable to the Premises, provided that Landlord notifies Tenant of its intention to do so in the Damage Notice. If Landlord relocates Tenant, Rent shall be abated only from the date of such damage until the relocation premises are tendered to Tenant, and thereafter, Tenant shall pay to Landlord the lesser of the Rent or the fair market rental value of the replacement premises (including all additional rent and expenses associated therewith). Such relocation may be for a portion of or the entire remaining Term. Landlord shall complete any such relocation within forty-five (45) days after Landlord has delivered the Damage Notice to Tenant. If Landlord does not elect to relocate Tenant following such Substantial Casualty, then, unless Tenant caused such damage, Tenant may terminate this Lease by delivering written notice to Landlord of its election to terminate within thirty (30) days after the Damage Notice has been delivered to Tenant. Following a Substantial Casualty, if Landlord does not relocate Tenant and Tenant does not terminate this Lease, then Landlord shall repair the Building or the Premises, as the case may be, as provided below, and Rent for any portion of the Premises necessary for Tenant's business that was rendered untenantable shall be abated on a reasonable basis from the date of damage until the completion of the repair, unless Tenant caused such damage, in which case, Tenant shall continue to pay Rent without abatement. Rent shall not be abated or reduced for a Casualty, which is not a Substantial Casualty. Notwithstanding the foregoing, if a Casualty damages a material portion of the Building, and Landlord makes a good faith determination that restoring the Premises or Building would be uneconomical, or if Landlord is required to pay any insurance proceeds arising out of the Casualty to Landlord's Mortgagee (defined in Section 2 above), then Landlord may terminate this Lease by giving written notice of its election to terminate within thirty (30) days after the Damage Notice has been delivered to Tenant, and Rent shall be abated as of the date of the Casualty.

     c.   Repair Obligation.  If neither party so elects to terminate this Lease
          -----------------
     following a Casualty, then Landlord shall, within a reasonable time after such Casualty, restore the Building and Premises to substantially the same or better condition as they existed immediately before such Casualty; however, Landlord shall not be required to repair or replace any part of the furniture, equipment, fixtures, and other improvements which may have been placed by, or at the request of, Tenant or other occupants in the Building or the Premises, and Landlord's obligation to repair or restore shall be limited to the extent of the insurance proceeds actually received by Landlord for the Casualty in question.

17.  CONDEMNATION

     a.   Eminent  Domain.  If  any  part  of  the Property is taken by right of
          ---------------
     eminent domain or conveyed in lieu thereof (either event a "Taking"), and such Taking prevents Tenant from conducting its business in the Premises in a manner reasonably comparable to that conducted immediately before such Taking then Landlord may, at its expense, relocate Tenant to space reasonably comparable to the Premises, provided that Landlord notifies Tenant of its intention to do so within thirty (30) days after the Taking. Such relocation shall be for the remaining Term. Landlord shall complete any such relocation within forty-five (45) days after Landlord has notified Tenant of its intention to relocate Tenant. If Landlord does not elect to relocate Tenant following such Taking, then Tenant may terminate this Lease as of the date of such Taking by giving written notice to Landlord within sixty (60) days after the Taking, and Rent shall be prorated on the later of the date of such Taking or the date Tenant actually vacates the Premises. After a Taking, if Landlord does not terminate this Lease or relocate Tenant and Tenant does not terminate this Lease, then Rent shall be abated on a reasonable basis as to that portion of the Premises which was necessary for Tenant's business and which was rendered untenantable by the Taking. Rent shall not be reduced or abated for any condemnation which does not constitute a Taking.

     b.   Taking  -  Landlord's  Rights.  If  all or any material portion of the
          -----------------------------
     Building becomes subject to a Taking, or if Landlord is required to pay any of the proceeds received for a Taking to Landlord's mortgagee, then this Lease, at the option of Landlord, exercised by written notice to Tenant within thirty (30) days after such Taking, shall terminate and Rent shall be apportioned as of the date of such Taking.

     c.   Award.  If  any  Taking occurs, then Landlord shall receive the entire
          -----
     award or other compensation for the Property taken, and Tenant may separately pursue a claim against the condemning party for the value of Tenant's moving costs and other claims it may have, so long as such claim does not in any way impair or adversely affect the award that the Landlord is entitled to receive.

18.  RULES AND REGULATIONS

     Tenant shall comply with the rules and regulations of the Building which are attached hereto as Exhibit "C". Landlord may, from time to time, change such rules and regulations for the safety, care, or cleanliness of the Building and related facilities, provided that such changes are reasonable and are applicable to all tenants of the Building. Tenant shall be responsible for the compliance with such rules and regulations by its employees, agents, and invitees.

19.  SUBORDINATION & MORTGAGEES

     a.   Subordination.  This  Lease is subject and subordinate to any deeds of
          -------------
     trust, mortgages or other security instruments which now or hereafter encumber all or any portion of the Property or any interest of Landlord therein. No further instrument shall be required to effect such subordination, but upon request Tenant shall execute, acknowledge, and deliver to Landlord any further instruments and certificates evidencing such subordination as Landlord or any mortgagee of Landlord shall reasonably require.

     b.   Attornment.  Notwithstanding subsection 19a, any mortgagee of Landlord
          ----------
     shall have the right at any time to subordinate any such deed of trust or mortgage to this Lease, or to any of the provisions hereof on such terms and subject to such conditions as such mortgagee may consider appropriate in its discretion. At any time, before or after the institution of any proceedings for the foreclosure of any such deed of trust or mortgage, or the sale of the Building under any such deed of trust or mortgage, Tenant shall, upon request of such mortgagee, any person succeeding to the interest of such mortgagee, or the purchaser at any foreclosure sale ("Successor Landlord"), automatically become the Tenant of the Successor
       -------------------
     Landlord, without change in the terms or other provisions of this Lease; provided, however, that the Successor Landlord shall not be bound by any modification to this Lease made after the institution of any such proceeding without the consent of the Successor Landlord or by any payment of Rent more than one (1) month in advance, except for a security deposit previously paid to Landlord (and then only if such security deposit has been deposited with and is under the control of the Successor Landlord). The agreement of Tenant to attorn to a Successor Landlord shall survive any such foreclosure sale, trustee's sale, or conveyance in lieu thereof. Tenant shall, upon request, before or after any such foreclosure or conveyance, execute, acknowledge, and deliver to any mortgagee of Landlord or to the Successor Landlord instruments evidencing such attornment as the mortgagee or Successor Landlord may reasonably require.

     c.  Estoppel  Certificates.  Tenant  shall,  from  time to time, within ten
         ----------------------
     (10) business days after request from Landlord, or from any mortgagee of Landlord, execute, acknowledge and deliver in recordable form a certificate certifying, to the extent true, that this Lease is in full force and effect and unmodified (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications); that the Term has commenced and the full amount of the Rent then accruing hereunder and the dates to which the Rent has been paid; that Tenant has accepted possession of the Premises and that any improvements required by the terms of this Lease to be made by Landlord have been completed to the satisfaction of Tenant; the amount, if any, that Tenant has paid to Landlord as a security deposit; that no Rent under this Lease has been paid more than thirty (30) days in advance of its due date; that the address for notices to be sent to Tenant is as set forth in this Lease (or has been changed by notice duly given and is as set forth in the certificate); that Tenant, as of the date of such certificate, has no charge, lien, or claim of offset under this Lease or otherwise against Rent; that, to the knowledge of Tenant, Landlord is not then in default under this Lease; and such other matters as may be reasonably requested by Landlord or any mortgagee of Landlord. Any such certificate may be relied upon by Landlord, any successor of Landlord, any mortgagees of Landlord or any prospective purchaser of the Building or the Property.

     d.  Notice  to Mortgagee.  No act or failure to act on the part of Landlord
         --------------------
     which would entitle Tenant under the terms of this Lease, or by law, to be relieved of Tenant's obligations hereunder or to terminate this Lease, shall result in a release of Tenant's obligations or termination of this Lease unless (i) Tenant has given notice by certified mail to any mortgagee of Landlord whose address has been furnished to Tenant, and (ii) Tenant offers such mortgagee of Landlord a reasonable time to cure the default (in no event to be less than thirty (30) days), including time to obtain possession of the Building if such should prove necessary to effect a cure. No such mortgagee of Landlord shall be obligated to Tenant to cure any default by Landlord hereunder, but if a mortgagee elects in its discretion to effect a cure Tenant shall accept same as though done by Landlord.

20.  TAXES

     Tenant shall be liable for all taxes levied or assessed against personal property, furniture, or fixtures placed by Tenant in the Premises. If any taxes for which Tenant is liable are levied or assessed against Landlord or Landlord's property and Landlord elects to pay the same, or if the assessed value of Landlord's property is increased by inclusion of such personal property, furniture or fixtures and Landlord elects to pay the taxes based on such increase, then Tenant shall pay to Landlord, upon demand, that part of such taxes for which Tenant is primarily liable hereunder. Landlord shall not pay such amounts if Tenant notifies Landlord that it will contest the validity or amount of such taxes and thereafter diligently proceeds with such contest in accordance with applicable law and in a manner that is not inconsistent with the rights of Landlord or any other tenants of the Building and the non-payment thereof does not; (a) pose a threat of loss or seizure of the Building or interest of Landlord therein; or (b) result in the imposition of any fines, penalties or interest against Landlord. Notwithstanding the foregoing, Landlord may (but shall never be obligated to do so) contest the amount or validity of any such taxes.

21.  EVENTS OF DEFAULT

     The occurrence of any one of the following events will be an Event of Default by Tenant under this Lease:

     a. Tenant shall fail to pay Landlord any Rent or other sum of money when due under this Lease or under any other agreement with Landlord concerning the Premises after the expiration of five (5) days written notice.

     b. Tenant shall fail to maintain any insurance that this Lease requires Tenant to maintain or shall fail to deliver any certificate of such insurance when required by this Lease.

     c. Tenant shall fail to provide an estoppel certificate within the time provided in subsection 19. (c)

     d. Tenant shall fail to perform or observe any term, covenant or condition of this Lease or any other agreement with Landlord concerning the Premises (other than a failure described in the preceding subsections 21.(a), 21.(b) and 21. (c) and Tenant shall not cure the failure within ten
     (10) days after Landlord notifies Tenant thereof in writing; but if the failure is of a nature that it cannot be cured within such ten (10) day period, Tenant shall not have committed an Event of Default if Tenant commences the curing of the failure within such ten (10) day period and thereafter diligently pursues the curing of same and completes the cure within thirty (30) days; provided, however, that if Tenant fails to perform or observe any term, condition, covenant or provision in this Lease including the timely payment of Rent, more than twice in any Lease year, then notwithstanding that such defaults have been cured by Tenant, any further similar failure shall, at Landlord's election, be deemed an Event of Default without notice or opportunity to cure.

     e. Tenant or any guarantor of Tenant's obligations under this Lease shall become insolvent, or shall admit in writing its inability to pay its debts when due, shall make a transfer in fraud of its creditors, or shall make a general assignment or arrangement for the benefit of creditors, or all or substantially all of Tenant's assets or the assets of any guarantor of Tenant's obligations under this Lease or Tenant's interest in this Lease are levied on by execution or other legal process.

     f. A petition shall be filed by Tenant or any guarantor of Tenant's obligations under this Lease to have Tenant or such guarantor adjudged a bankrupt, or a petition for reorganization or arrangement under any law relating to bankruptcy shall be filed by Tenant or such guarantor, or any such petitions shall be filed against Tenant or such guarantor and shall not be dismissed within thirty (30) days.

     g. A receiver or trustee shall be appointed for all or substantially all the assets of Tenant or of any guarantor of Tenant's obligations under this Lease or for Tenant's interest in this Lease.

     h. Tenant shall abandon or vacate any substantial portion of the Premises or shall fail to occupy the Premises within thirty (30) days after the Term commences and the Premises are ready for occupancy.

22.  REMEDIES

     a. Upon the occurrence of any uncured Event of Default by Tenant, Landlord shall have the option, without any notice to Tenant (except as expressly provided above) and with or without judicial process, to pursue any one or more of the following remedies:

          (i) Landlord may terminate this Lease, in which event Tenant shall immediately surrender the Premises to Landlord.

          (ii) Landlord may enter upon and take custodial possession of the Premises by picking the locks if necessary, lock out or remove Tenant and any other person occupying the Premises and alter the locks and other security devices at the Premises, all without Landlord being deemed guilty of trespass or becoming liable for any resulting loss or damage and without causing a termination or forfeiture of this Lease or of Tenant's obligation to pay rent. Landlord shall not, in the event of a lockout by the changing of locks, be required to provide new keys to Tenant.

          (iii) Landlord may terminate Tenant's possession and not this Lease whereby Landlord may enter the Premises and take possession of and remove any and all trade fixtures and personal property situated in the Premises, without liability for trespass or conversion. If Landlord takes possession of and removes personal property from the Premises, then prior to any disposition of the property by sale or until Tenant reclaims the property if no public or private sale is contemplated, Landlord may store the property in a public or private warehouse or elsewhere at the cost of and for the account of Tenant without the resort to legal process and without becoming liable for any resulting loss or damage.

          (iv) Landlord may perform on behalf of Tenant any obligation of Tenant under this Lease which Tenant has failed to perform, and the cost of the performance will be deemed Additional Rent and will be payable by Tenant to Landlord upon demand.

     b. In the event Landlord enters and takes possession of the Premises without electing to terminate this Lease, Landlord will have the right to relet the Premises for Tenant's account, in the name of Tenant or Landlord or otherwise, on such terms as Landlord deems advisable. But Landlord will not be required to incur any expense to relet the Premises and the failure of Landlord to relet the Premises shall not reduce Tenant's liability for Rent and other charges due under this Lease or for damages. Landlord will not be obligated to relet for less than the then market value of the Premises or to relet the Premises when other rental space in the Building is available for lease. Without causing a termination or forfeiture of this Lease after an Event of Default by Tenant, Landlord may: (i) relet the Premises for a term or terms to expire at the same time as, earlier than, or subsequent to, the expiration of the Term; (ii) remodel or change the use and character of the Premises; (iii) grant rent concessions in reletting the Premises, if necessary in Landlord's judgment, without reducing Tenant's obligation for Rent specified in this Lease; and (iv) relet all or any portion of the Premises as a part of a larger area. Subject to the next subsection, Landlord may retain the excess, if any, of the rent earned from reletting the Premises over the Rent specified in this Lease.

     c. If Landlord has relet the Premises or relets thereafter without first terminating this Lease, Landlord will apply any future rentals from reletting (but not rental allocable to any area outside the Premises or rental allocable to the period following the Term) in the following manner: first, to reduce any amounts then due from Tenant, including but not limited to attorneys' fees, brokerage commissions and other expenses Landlord may have incurred in connection with the collection of any Rent, recovery of possession, and redecorating, altering, dividing, consolidating with adjoining premises, or otherwise preparing the Premises for reletting; and, the balance, if any, of the future rentals from reletting shall be retained by Landlord as compensation for reletting the Premises.

     d. No re-entry or reletting of the Premises or any filing or service of an unlawful detainer action or similar action will be construed as an election by Landlord to terminate or accept a forfeiture of this Lease or to accept a surrender of the Premises after an Event of Default by Tenant, unless a written notice of such intention is given by Landlord to Tenant; but notwithstanding any such action without such notice, Landlord may at any time thereafter elect to terminate this Lease by notifying Tenant.

     e.   Upon  the  termination  of  this  Lease  or  termination  of  Tenant's possession, Landlord will be entitled to recover, at its election, all unpaid Rent that have accrued through the date of termination plus the costs of performing any of Tenant's obligations (other than the payment of
     Rent) that should have been but were not satisfied as of the date of such termination. In addition, Landlord will be entitled to recover, not as rent or a penalty but as compensation for Landlord's loss of the benefit of its bargain with Tenant, the difference between (i) an amount equal to the present value of the Rent and other sums that this Lease provides Tenant will pay for the remainder of the Term and for the balance of any then effective extension of the Term, and (ii) the present value of the net future Rent for such period that will be or with reasonable efforts could be collected by Landlord by reletting the Premises. For purposes of determining what could be collected by Landlord by reletting under the preceding sentence, it will be assumed that Landlord is not required to relet when other space in the Building is available for lease and that Landlord will not be required to incur any cost to relet, other than customary leasing commissions. If relet. Any monies obtained are to be
                                       -----------------------------------------
     offset  against  what  tenant  owes.
     -----------------------------------

     f. After an Event of Default by Tenant, Landlord may recover from Tenant from time to time and Tenant shall pay to Landlord upon demand, whether or not Landlord has relet the Premises or terminated this Lease, (i) such expenses as Landlord may incur in recovering possession of the Premises, terminating this Lease, placing the Premises in good order and condition and altering or repairing the same for reletting; (ii) all other costs and expenses (including brokerage commissions and legal fees) paid or incurred by Landlord in exercising any remedy or as a result of the Event of Default by Tenant; and (iii) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform Tenant's obligations under this Lease or which in the ordinary course of things would be likely to result from such failure.

     g. In the event that any future amount owing to Landlord or offsetting an amount owing to Landlord is to be discounted to present value under this Lease, the present value shall be determined by discounting at the rate of four percent (4%) per annum.

     h. For the purposes of any suit by Landlord brought or based on this Lease, this Lease may, at Landlord's option, be construed to be a divisible contract to the end that successive actions may be maintained and successive periodic sums shall mature and become due hereunder, and the failure to include in any suit or action any sum or sums then matured shall not be a bar to the maintenance of any suit or action for the recovery of the sum or sums so omitted.

     i. This Section 22 shall be enforceable to the extent not prohibited by applicable law, and the unenforceability of any provision in this Section shall not render any other provision unenforceable. Tenant will be presumed to have abandoned the Premises if goods, equipment, or other property, in an amount substantial enough to indicate a probable intent to abandon the Premises, is being or has been removed from the Premises and the removal is not within the normal course of Tenant's business.

     j. The failure or delay by Landlord, at any time after a default has occurred, to exercise or enforce any of the rights, remedies and obligations provided for in this Lease shall not be deemed or construed to be a waiver of any such default or remedy or to affect the validity or enforceability of any part of this Lease or the right of Landlord thereafter to exercise or enforce each and every such right, remedy and obligation. No waiver of any default under this Lease by Landlord shall be deemed or construed to be a waiver of any other or subsequent default, and the consent or approval by Landlord to or for any act by Tenant requiring Landlord's consent or approval shall not be deemed to render unnecessary
     Landlord's consent or approval to or for any subsequent similar act by Tenant. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly installments of Rent, Additional Rent or other charges herein stipulated shall be deemed to be other than on account of the earliest stipulated Rent, Additional Rent or other charges, nor shall any endorsement or statement on any check or letter accompanying a check for payment of Rent be deemed an accord and satisfaction, nor shall acceptance of Rent with knowledge of breach constitute a waiver of the breach, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such Rent, to terminate this Lease, to repossess the Premises or to pursue any other remedy provided in this Lease. No breach of a covenant or condition of this Lease shall be deemed to have been waived by Landlord, unless such waiver be in writing signed by Landlord.

23.  LANDLORD'S LIEN

     In addition to all statutory landlord's liens granted under applicable law, Tenant grants to Landlord, to secure performance of Tenant's obligations hereunder, a security interest in all equipment, fixtures, furniture, improvements, and other personal property of Tenant now or hereafter situated on the Premises, and all proceeds there from (the "Collateral"),
                                                                   ----------
     and the Collateral shall not be removed from the Premises without the consent of Landlord until all obligations of Tenant have been fully performed. Upon the occurrence of an Event of Default, Landlord may, in addition to all other remedies, without notice or demand except as provided below, exercise the rights afforded a secured party under the Uniform Commercial Code of the State in which the Building is located (the "UCC").
                                                                          ---
     In connection with any public or private sale under the UCC, Landlord shall give Tenant five (5) days prior written notice of the time and place of any public sale of the Collateral or of the time after which any private sale or other intended disposition thereof is to be made, which is agreed to be a reasonable notice of such sale or other disposition. Tenant grants to Landlord a power of attorney to execute and file any financing statement or other instrument necessary to perfect Landlord's security interest which power is coupled with an interest and shall be irrevocable during the Term. Landlord may also file a copy of this Lease as a financing statement to perfect its security interest in the Collateral. Tenant further agrees to execute any financing statements requested by Landlord to evidence or perfect the liens set forth in this section.

24.  NON-WAIVER

     Landlord's acceptance of Rent following an Event of Default shall not waive Landlord's rights regarding such Event of Default. No waiver by Landlord of any violation or breach of any of the terms contained herein shall waive Landlord's rights regarding any future violation of that term or any other term. No custom or practice which may occur or develop between the parties in connection with the terms of this Lease shall be construed to waive or lessen Landlord's right to insist upon strict performance of the terms of this Lease.

25.  SURRENDER OF PREMISES

     No act by Landlord shall be deemed an acceptance of a surrender of the Premises, and no agreement to accept a surrender of the Premises shall be valid unless the same is in writing and signed by Landlord. At the expiration or termination of this Lease, Tenant shall immediately deliver to Landlord the Premises with all improvements located thereon in good repair and condition, reasonable wear and tear excepted (and condemnation and Casualty damage not caused by Tenant, as to which Sections 16 and 17 shall control), and shall deliver to Landlord all keys to the Premises and access cards to the Building. Provided that Tenant has performed all of its obligations hereunder, Tenant may remove all unattached trade fixtures, furniture, and personal property placed in the Premises by Tenant (but Tenant shall not remove any such item which was paid for, in whole or in part, by Landlord). Additionally, Tenant shall promptly remove such alterations, additions, improvements, trade fixtures, equipment, wiring, and furniture as Landlord may request; however, Tenant shall not be required to remove any addition or improvement to the Premises if Landlord has specifically agreed in writing that the improvement or addition in question shall not be removed. Tenant shall repair all damage caused by such removal. All items not so removed shall be deemed to have been abandoned by Tenant and may be appropriated, sold, stored, destroyed, or otherwise disposed of by Landlord without notice to Tenant and without any obligation to account for such items. If Tenant fails to surrender the Premises, Landlord shall have the right, without notice and without resorting to legal process, to enter upon and take possession of the Premises and to expel or remove Tenant and its effects. The provisions of this Section shall survive the end of the Term.

26.  HOLDING OVER

     a. If, at the expiration of the Term of this Lease, Tenant continues to occupy the Premises with the written consent of Landlord, then Tenant shall be a Tenant from month to month at a monthly rent as established by Landlord and subject to all of the other terms and conditions of this Lease.

     b. If, at the expiration of the term of this Lease or other termination of this Lease, Tenant continues to occupy the Leased Premises without the written consent of Landlord, or if no new agreement shall have been entered into by the parties hereto, then Tenant shall be a Tenant at will only, and Tenant's continued occupancy shall not defeat Landlord's right to possession of the Leased Premises at any time, with or without notice. Tenant shall pay Rent equal to the greater of (a) 200% of the monthly Base Rent and Additional Rent payable during the last month of the Term, or (b) the prevailing rental rate in the Building for similar space. In such event, Tenant shall pay Rent on a monthly basis and shall not be entitled to a daily proration. In addition, Tenant shall pay to Landlord all damages, costs and expenses incurred, directly or indirectly, by Landlord by reason of Tenant's retention of possession of the Leased Premises after such expiration or termination. Tenant shall indemnify Landlord against all claims made by any other tenant or prospective tenant against Landlord resulting from delay by Landlord in delivering possession of the Leased Premises to such other tenant or prospective tenant as a result of such holdover.

     No payment of money by Tenant to Landlord after the termination of this Lease shall reinstate, continue, or extend the lease Term and no extension of this Lease after the termination thereof shall be valid unless and until the same shall be reduced to writing and signed by both Landlord and Tenant.

27.  RIGHTS RESERVED BY LANDLORD

     Landlord has the following rights, exercisable without notice to Tenant and without causing an eviction (constructive or actual) or disturbance of Tenant's possession of the Premises and without giving rise to any claim for setoff or abatement of rent:

          a.  to  change  the  Building's  name  or  street  address;

          b. to install signs on the exterior and interior of the Building or on the Property;

          c. to designate and approve, prior to installation, all types of window shades, blinds, drapes, awnings, window ventilators and other similar equipment, and to control all internal lighting that may be visible from the exterior of the Building;

          d. to enter upon the Premises at reasonable hours to inspect, clean or make repairs or alterations (without implying any obligation to do so) and to show the Premises to prospective lenders, purchasers and tenants and, if the Premises are vacated, to prepare them for reoccupancy;

          e. to retain and use in appropriate instances keys to all doors into and within the Premises (Tenant will not change or add locks without the prior written consent of Landlord);

          f. to decorate and to make repairs, alterations, additions or improvements (whether structural or otherwise) to and about the Building and the Property and, for such purposes, to enter upon the Premises, to temporarily close doors, entryways, public space and corridors in the Building or the Property, to temporarily suspend building services and facilities and to change the arrangement and location of entrances or passageways, doors and doorways, corridors, elevators, stairs, toilets, or other Common Areas, all without abatement of rent or impairing Tenant's obligations so long as the Premises remain reasonably accessible and fit for the use expressly permitted in this Lease;

          g. to grant to anyone the exclusive right to conduct any business or render any service in or to the Building or the Property (including the exclusive right to sell any food or beverages), provided such exclusive right does not exclude Tenant from the use expressly permitted in this Lease;

          h. to approve the weight, size and location of safes and other heavy equipment and articles in the Premises and to require that all such items and all furniture be moved into and out of the Building and Premises at the times and in the manner directed by Landlord (movements of Tenant's property into or out of the Building and within the Building are entirely at the risk and responsibility of Tenant); and

          i. to take any measures (without implying any obligation to do so) Landlord deems advisable for the security of the Building and its occupants, including the evacuation of the Building for drill purposes and the closing of the Building after normal business hours, subject, however, to Tenant's right to admittance when the Building is closed under reasonable regulations prescribed by Landlord from time to time.

28.  LANDLORD'S DEFAULT

     a. All covenants of Tenant in this Lease are independent covenants, not conditioned upon Landlord's satisfaction of its obligations hereunder, except to the extent otherwise specifically provided herein. Tenant waives any statutory lien it may have against the rent due under this Lease or against Landlord's property in Tenant's possession.

     b. If Landlord defaults in the performance of any of its obligations under this Lease, Landlord will have thirty (30) days to cure after Tenant notifies Landlord of the default; or if the default is of a nature to require more than thirty (30) days to remedy, Landlord will have the time reasonably necessary to cure it.

     c. Whenever a period of time is prescribed in this Lease for action to be taken by Landlord, Landlord will not be liable or responsible for, and there shall be excluded from the computation for any such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, war, applicable laws or any other causes of any kind whatsoever which are beyond the control of Landlord.

     d. Tenant agrees to serve a notice of claimed default or breach by Landlord upon the lender holding a first mortgage or deed of trust against the Premises (herein called "Landlord's Mortgagee") if Tenant has been made aware of the name and address of such lender in writing. Notwithstanding
                                                     ----------
     anything to the contrary contained herein, Tenant will not exercise any right to terminate this Lease because of a default by Landlord before allowing such lender the opportunity to cure such default as provided in subsection 19(d). This subsection will not be interpreted as creating or broadening any right of Tenant to terminate this Lease because of a default by Landlord.


29.  RELOCATION

     Landlord may, at Landlord's expense, relocate Tenant within the Building or Property in space which is reasonably comparable in size to the Premises and is reasonably suited for Tenant's use. If Landlord relocates Tenant, Landlord shall reimburse Tenant for Tenant's reasonable out-of-pocket expenses for moving Tenant's furniture, equipment and supplies from the Premises to the relocation space and for reprinting Tenant's stationery of the same quality and quantity as Tenant's stationery supply on hand immediately before Landlord's notice to Tenant of the exercise of this relocation right. Upon such relocation, the relocation space shall be deemed to be the Premises and the terms of this Lease shall remain in full force and shall apply to the relocation space.

30.  PARKING

     If there is a parking lot and/or parking garage associated or connected with the Building, Landlord grants to Tenant the nonexclusive right of its employees, agents, customers, invitees and licensees to park vehicles in those areas of the Property designated by the Landlord as parking for the Building, subject to such terms, conditions and regulations as Landlord may adopt and modify from time to time relative to the parking areas. If Tenant sublets any portion of the Premises or assigns any of its interest in this Lease, then the parking spaces allocated to Tenant hereunder shall be reduced to the extent the ratio between the rentable square feet of the Premises and the parking spaces granted to Tenant hereunder exceeds the Building standard ratio of 3 parking spaces per 1,000 rentable square feet as established by Landlord from time to time.

31.  MISCELLANEOUS

     a.   Landlord  Transfer.  Landlord  may  transfer, in whole or in part, the
          ------------------
     Building and any of its rights under this Lease. If Landlord assigns its rights under this Lease, then Landlord shall thereby be released from any further obligations hereunder provided that the assignee assumes Landlord's obligations under this Lease.

     b.   Landlord's  Liability.  The  liability  of  Landlord to Tenant for any
         ----------------------
     default by Landlord under the terms of this Lease shall be limited to Tenant's actual direct, but not consequential, damages and shall be recoverable only from the interest of Landlord in the Property. Landlord and its directors, officers, partners, employees, agents, attorneys and representatives shall not be personally liable for any deficiency and Tenant agrees to look solely to Landlord's interest in the Property for recovery of any judgment from Landlord, it being intended that Landlord shall not be personally liable for any judgment or deficiency.

     c.   Brokerage.  Landlord  and Tenant each warrant to the other that it has
          ---------
     not dealt with any broker or agent in connection with the negotiation or execution of this Lease except Landlord's Broker (Colliers International) and Tenant's Broker (Grubb & Ellis). Tenant and Landlord shall each indemnify the other against all costs, expenses, attorneys' fees, and other liability for commissions or other compensation claimed by any broker or agent claiming the same by, through, or under the indemnifying party. Commissions payable to Tenant's Broker shall be paid by Landlord only if a written commission agreement has been executed by and between Landlord and such broker. Landlord shall be responsible for payment of all commissions to Landlord's Broker.

     d.   Notices.  All  notices and other communications given pursuant to this
          -------
     Lease shall be in writing and shall be (i) mailed by first class, United States Mail, postage prepaid, certified, with return receipt requested, and addressed to the parties hereto at the address specified in Section 1 of the Lease, (ii) hand delivered by local courier or national overnight delivery service to the specified address, or (iii) sent by facsimile transmission or telex followed by a confirmatory letter. All notices to Landlord shall be delivered to the addresses set forth in Section 1 and to Landlord's property management company at the address set forth in Section 2 and all notices to Tenant shall be to Tenant's address(es) set forth in
     Section 1. Notice sent by certified mail, postage prepaid, shall be effective three (3) business days after being deposited in the United States Mail; notices sent by hand delivery or overnight courier shall be effective upon delivery to the address specified herein and notices sent by facsimile or telex shall be effective when and if actually received by the individual to whom the notice is to be directed. The parties hereto may change their addresses for notice or payment by giving notice thereof to the other in conformity with this provision. In addition to the foregoing, any written notice to Tenant shall be deemed received when delivered to the Premises.

     e.   Severability.  It  is  the  parties  intention  that  this  Lease  be
          ------------
     enforceable and that it comply with all applicable laws. If any clause or provision of this Lease is illegal, invalid, or unenforceable under present or future laws, then the remainder of this Lease shall not be affected thereby and in lieu of such clause or provision, there shall be added as a part of this Lease a clause or provision as similar in terms to such illegal, invalid, or unenforceable clause or provision as may be possible and be legal, valid, and enforceable.

     f.   Amendments;  and Binding Effect.  This Lease may not be amended except
          -------------------------------
     by instrument in writing signed by Landlord and Tenant. No provision of this Lease shall be deemed to have been waived by Landlord unless such waiver is in writing signed by Landlord. The terms and conditions contained in this Lease shall inure to the benefit of and be binding upon the parties hereto, and upon their respective successors in interest and legal representatives, except as otherwise herein expressly provided. This Lease is for the sole benefit of Landlord and Tenant, and, other than Landlord's mortgagee, no third party shall be deemed a third party beneficiary hereof.

     g.   Tenant's  Right  of  Possession.  Provided Tenant has timely performed
          -------------------------------
     all of the terms and conditions of this Lease to be performed by Tenant, Tenant shall peaceably and quietly hold and enjoy the Premises for the Term, without hindrance from Landlord or any party claiming by, through, or under Landlord, subject to the terms and conditions of this Lease.

     h.   Joint  and  Several Liability.  If there is more than one Tenant, then
          -----------------------------
     the obligations hereunder imposed upon Tenant shall be joint and several. If there is a guarantor of Tenant's obligations hereunder, then the obligations hereunder imposed upon Tenant shall be the joint and several obligations of Tenant and such guarantor, and Landlord need not first proceed against Tenant before proceeding against such guarantor nor shall any such guarantor be released from its guaranty for any reason whatsoever.

     I.   Captions.  The captions contained in this Lease are for convenience of
          --------
     reference only, and do not limit or enlarge the terms and conditions of this Lease.

     j.   No  Merger.  There  shall  be no merger of the leasehold estate hereby
          ----------
     created with the fee estate in the Premises or any part thereof if the same person or entity acquires or holds, directly or indirectly, this Lease or any interest in this Lease and the corresponding fee estate or any interest in such fee estate.

     k.   No  Offer.  The  submission  of  this  Lease  to  Tenant  shall not be
          ---------
     construed as an offer, nor shall Tenant have any rights under this Lease unless Landlord executes a copy of this Lease and delivers it to Tenant.

     l.   Exhibits.  All  exhibits  added  and  attachments  attached hereto are
          --------
     incorporated  herein  by  this  reference.

                      Exhibit A - Legal  Description
                      Exhibit B - Outline  of  Premises
                      Exhibit C - Building Rules and Regulations Exhibit D - Landlord Services
                      Exhibit E - Tenant  Improvements

     m.   Entire Agreement.  This Lease constitutes the entire agreement between
          ----------------
     Landlord and Tenant regarding the subject matter hereof and supersedes all oral statements and prior writings relating thereto. Except for those set forth in this Lease, no representations, warranties, or agreements have been made by Landlord or Tenant to the other with respect to this Lease or the obligations of Landlord or Tenant in connection therewith.

     n.   Property  Management.  Landlord's  Property  Management  Company  is
          --------------------
     identified in Section 2 of the Lease. Landlord's Property Management Company may be changed without notice to Tenant from time to time. Tenant acknowledges that the Property Management Company is an independent contractor hired by Landlord to operate the Property.

     o.   Choice  of Law.  This Lease shall be governed by the laws of the state
          --------------
     in which the Property is located and by the applicable laws of the United States of America.

     p.   Construction and Interpretation.  This Lease shall not be construed in
          -------------------------------
     favor of either Landlord or Tenant regardless of who prepared the same. Whenever the terms "hereof," "hereby," "herein," or words of similar import are used herein they shall be construed as referring to this Lease in its entirety rather than to a particular section or provision. References to Sections and Exhibits refer to the sections of, and exhibits to, this Lease. Whenever the term "including" is used herein, it shall be interpreted as meaning "including, but not limited to."

     q.   Waiver  of Jury Trial. Landlord and Tenant waive the right to trial by
          ---------------------
     jury in any action, proceeding or counterclaim involving any matter whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, Tenant's use or occupancy of the Premises or involving the right to any statutory relief or remedy.

     Tenant hereby waives the right to interpose any counterclaim of any nature in any summary proceeding or other action or proceeding instituted by Landlord against Tenant, or in any action instituted by Landlord for unpaid Rent, Additional Rent or other amounts due under this Lease.

     r.   Use  of Term "Tenant".   The term "Tenant" wherever used in this Lease
          ---------------------
     shall include its employees, agents, invitees, contractors, licensees, partners, officers and shareholders.


32.  REPRESENTATIONS, WARRANTIES AND COVENANTS OF TENANT

     Tenant represents, warrants and covenants that it is now in a solvent condition; that no bankruptcy or insolvency proceedings are pending or contemplated by or against Tenant or any guarantor of Tenant's obligations under this Lease; that all reports, statements and other data furnished by Tenant to Landlord in connection with this Lease are true and correct in all material respects; that the execution and delivery of this Lease by Tenant does not contravene, result in a breach of, or constitute a default under any contract or agreement to which Tenant is a party or by which Tenant may be bound and does not violate or contravene any law, order, decree, rule or regulation to which Tenant is subject; and that there are no judicial or administrative actions, suits, or proceedings pending or threatened against or affecting Tenant or any guarantor of Tenant's obligations under this Lease. If Tenant is a corporation, limited liability company or partnership, each of the persons executing this Lease on behalf of Tenant represents and warrants that Tenant is duly organized and existing, is qualified to do business in the state in which the Premises are located, has full right and authority to enter into this Lease, that the persons signing on behalf of

     Tenant are authorized to do so by appropriate corporate, company or partnership action and that the terms, conditions and covenants in this Lease are enforceable against Tenant. If Tenant is a corporation or limited liability company, Tenant shall deliver certified resolutions to Landlord, upon request, evidencing that the execution and delivery of this Lease has been duly authorized and properly executed, and will deliver such other evidence of existence, authority and good standing as Landlord shall require.


33. ENVIRONMENTAL PROVISIONS

     a.   Terms defined below in this Section shall have the following meanings:

          (i) "Applicable Environmental Laws" means all applicable federal, state and other laws, ordinances, rules and regulations of any governmental entity pertaining to health or the environment, including, without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986 (as amended, hereinafter called "CERCLA"), the Resource Conservation and Recovery Act of 1976, as amended by the Used Oil Recycling act of 1980, the Solid Waste Disposal Act Amendments of 1980, and the Hazardous and
          Solid  Waste  Amendments  of  1984  (as  amended,  hereinafter  called
          "RCRA").

          (ii) "Expenses" means all liabilities, obligations, losses, damages, penalties, claims, actions, suits, proceedings, costs, expenses (including reasonable attorneys' fees), costs of settlement and disbursements of any kind and nature whatsoever.

          (iii) "Hazardous substance" and "release" shall have the meanings specified in CERCLA, and the terms "solid waste" and "disposal" (or "disposed") shall have the meanings specified in RCRA; provided, in the event either CERCLA or RCRA is amended so as to broaden the meaning of any term defined thereby, such broader meaning shall apply subsequent to the effective date of such amendment and provided further, to the extent that the laws of the State of Nevada establish a meaning for "hazardous substance", "release," "solid waste," or "disposal" which is broader than that specified in either CERCLA or RCRA, such broader meaning shall apply.

          (iv) "Indemnified Party" means each of Landlord and any successors and assigns as to all or any portion of the Property or any interest therein, and any affiliate, officer, agent, director, employee or servant of any of them.

     b. Tenant warrants and represents that to Tenant's knowledge Tenant's intended use of the Premises will not violate Applicable Environmental Laws. Tenant shall not cause or permit the Property, the Premises or Tenant to be in violation of, or do anything or permit anything to be done which will subject the Landlord or the Premises or the Property to any remedial obligations under any Applicable Environmental Laws, assuming disclosure to the applicable governmental authorities of all relevant facts, conditions and circumstances, if any, pertaining to the Premises, the Property and Tenant. Tenant shall promptly notify Landlord in writing of any existing, pending or, to the knowledge of Tenant, threatened investigation or inquiry by any governmental authority in connection with any violation of Applicable Environmental Laws by Tenant or any person or entity acting through or on behalf of Tenant or the Premises. Tenant shall take all steps necessary to determine during the Term of this Lease that no hazardous substances or solid wastes are being disposed of or otherwise released on or to or from the Property or the Premises. Landlord may enter upon the Premises at any time and without notice to verify compliance with this Section if Landlord believes in good faith that a violation of this Section may have occurred or be threatened. Any violation of this Section by Tenant shall constitute an Event of Default under this Lease, which cannot be cured.

     c. Tenant hereby agrees to assume liability for and to pay, indemnify, protect and hold harmless every Indemnified Party from any and all Expenses imposed, incurred or asserted (regardless of whether the Indemnified Party shall be indemnified by any other person or entity) in any way relating to or arising out of (a) a violation of Applicable Environmental Laws by Tenant during the term of this Lease or during any period of holdover by Tenant after the Term of the Lease, or (b) a disposal or other release of any hazardous substance or solid waste on, to or from the Premises or the Property by the Tenant during the term of the Lease or during any such period of holdover. The Tenant acknowledges that it has been given ample time to consult with counsel in agreeing to the indemnity set forth in this Lease and fully understands it. This indemnity shall survive the termination or expiration of this Lease. The foregoing indemnity shall not render Tenant liable to any Indemnified Party for any Expenses to the extent that such Indemnified Party may incur such Expenses as a result of its own willful misconduct or negligence.

     d. If an Indemnified Party notifies Tenant of any claim or notice of the commencement of any action, administrative or legal proceeding, or investigation as to which the indemnity may apply, Tenant shall assume on behalf of the Indemnified Party and conduct with due diligence and in good faith the defense thereof with counsel reasonably satisfactory to the Indemnified Party; provided, that the Indemnified party shall have the right to be represented therein by advisory counsel of its own selection and at its own expense; and provided further, that if any such claim, action, proceeding or investigation involves both Tenant and the Indemnified Party and the Indemnified Party shall have reasonably concluded that there may be legal defenses available to it which are different from, additional to, or inconsistent with those available to Tenant, then the Indemnified Party shall have the right to select separate counsel to participate in the defense of such claim, action, proceeding or investigation on its own behalf at Tenant's expense.

     e. If any claim, action, proceeding or investigation arises as to which the indemnity provided for may apply, and Tenant fails to assume promptly (and in any event within ten (10) days after being notified of the claim, action, proceeding or investigation) the defense of the Indemnified Party, then the Indemnified Party may contest (or, with the prior written consent of Tenant, settle) the claim, action, proceeding or investigation at Tenant's expense using counsel selected by the Indemnified Party; provided, that no such contest need be made by the Indemnified Party and settlement or full payment of any claim may be made by the Indemnified Party without

     Tenant's consent and without releasing Tenant from any obligations to the Indemnified Party if, in the written opinion of the Indemnified Party's counsel, the settlement or payment in full is advisable. All costs and expenses incurred by the Indemnified Party in connection with any such contest, settlement or payment shall be payable upon demand.

     f. To the Landlord's best knowledge no hazardous substance exists in the Premises that are in violation of Applicable Environmental Laws.





TO THE EXTENT PERMITTED BY APPLICABLE LAW, LANDLORD AND TENANT EXPRESSLY DISCLAIM ANY IMPLIED WARRANTY THAT THE PREMISES ARE SUITABLE FOR TENANT'S INTENDED COMMERCIAL PURPOSE.

EXECUTED as indicated below and effective on the latter of the dates indicated below.


LANDLORD: Tomorrow 33 Convention, LP
          a Delaware limited partnership

By:  TFMGP 33 L.P., It's general partner
     a Delaware limited partnership
     its sole general partner

By:  TFMGP 33 Corp., It's general partner
     its general partner

By:  _/s/  Cheryl  S.  Willoughby________
     Cheryl S. Willoughby
     Vice President

Date: 9/3/03



TENANT: Telco Billing, Inc


     A  Nevada  Corporation
--------------------------------------------------------------------------------

By:  /s/ Angelo Tullo, pres
                           -----------------------------------------------------

Name:  Angelo  Tullo
     ---------------------------------------------------------------------------


Title:  President
      --------------------------------------------------------------------------


Date: 8/29/03
             -----

                                   EXHIBIT "A"


                                LEGAL DESCRIPTION
                                -----------------


Parcel  One  (1):

That portion of the Southeast Quarter (SE 1/4) of Section 9, Township 21 South, Range 61 East, M.D.B. & M., Clark County, Nevada, being more particularly described as follows:

Parcels One (1), Two (2) and Three (3) as shown on Parcel Map recorded October 14, 1980, at Page 69, File 32 of Parcel Maps, in the Office of the County Recorder, Clark County, Nevada.

Excepting therefrom that certain spandrel area lying within the Northwest Corner thereof as conveyed to the County of Clark, by Deed recorded March 6, 1981 as Instrument/File No. 1324003 in Book 1365 of Official Records.

Parcel  Two  (2):

The  West  100.00  feet  of  that  portion  of the Southeast Quarter (SE 1/4) of
Section 9, Township 21 South, Range 61 East, M.D.M., Clark County, Nevada, described as follows:

Commencing  at  the  Southeast  Corner  of  said  Section  9;
Thence North 4 39' 07" West along the East line thereof, a distance of 702.78 feet to a point;
Thence  North  89  02'  13"  West,  a  distance  of  258.90  feet  to  a  point;
Thence  North  0  11'  20"  East,  East  235.02  feet  to  a  point;

Thence North 89 21' 40" West, a distance of 1337.25 feet to the Northwest Corner of that certain parcel of land conveyed by Vegas Valley Development Co., Ltd., to Clifford A. Jones and C. D. Baker, by Deed recorded December 4, 1951 as Instrument/File No. 378222,Clark County, Nevada, being the True Point of Beginning;

Thence South 2 51' East, a distance of 277.06 feet to the Southwest Corner of the said conveyed parcel;
Thence South 88 56' East along the South line of the said conveyed parcel, a distance of 337.30 feet to a point;
Thence Northerly, a distance of 279.70 feet, more or less, to a point on the North line of said conveyed parcel, distant thereon South 89 21' 40" East,
340.00  feet  from  the  Northwest  Corner  thereof;

Thence North 89 21' 40" West, a distance of 340.00 feet to the True Point of Beginning.

Assessor's  Parcel  No:  162-09-805-001,002,004  &  007

                                   EXHIBIT "B"

                               OUTLINE OF PREMISES
                               -------------------


                                [GRAPHIC OMITED]



                           101 CONVETION CENTER PLAZA
                           --------------------------
                                L E V E L  T E N

                                   EXHIBIT "C"

                         BUILDING RULES AND REGULATIONS
                         ------------------------------



1. Sidewalks, doorways, vestibules, halls, stairways and similar areas shall not be obstructed by tenants or their officers, agents, contractors, invitees, servants, and employees, or used for any purpose other than ingress and egress to and from their respective leased premises and for going from one part of the Building or Property to another part of the Building or Property.

2. Plumbing fixtures and appliances shall be used only for the purposes for which constructed, and no sweepings, rubbish, rags or other unsuitable material shall be thrown or placed therein. Any stoppage or damage resulting to any such fixtures or appliances from misuse on the part of a tenant or such tenant's officers, agents, contractors, invitees, servants, and employees shall be paid by such tenant.

3. No signs, posters, advertisements, or notices shall be painted or affixed by or on behalf of any tenant on any of the windows or doors, or other part of the Building or Property, except lettering of such color, size and style and in such places, as shall be first approved in writing by the Landlord's Property Manager. No nails, hooks or screws shall be driven into or inserted in any part of the Building, except by building maintenance personnel.

4. Directories may be placed by the Landlord, at Landlord's own expense, in conspicuous places in the Building or on the Property. No other directories shall be permitted.

5. Tenants shall not do anything, or permit anything to be done, in or about the Property, or bring or keep anything therein or thereon, that will in any way increase the possibility of fire or other casualty or obstruct or interfere with the rights of, or otherwise injure or annoy, other tenants, or do anything in conflict with the valid pertinent laws, rules or regulations of any governmental authority.

6.   Corridor  doors,  when  not  in  use,  shall  be  kept  closed.

7. All deliveries of furniture, freight, office-equipment or other materials for dispatch or receipt by Tenant must be made by licensed commercial movers via the service entrance of the Building in a manner and during hours set by Landlord from time to time. Prior approval must be obtained from the Landlord's Property Manager for any deliveries that might interfere with the free movement of others through the public corridors of the Building. All hand trucks shall be equipped with rubber tires and rubber side guards.

8. Each tenant shall cooperate with Building employees in keeping the Property, Building and their respective Premises neat and clean.

9. Nothing shall be swept or thrown into the corridors, halls, elevator shafts or stairways. No birds or animals shall be brought into or kept in or about the Property or Building.

10. Should a tenant require telegraphic, telephonic, annunciator or any other communication service, the Landlord will direct the electricians and installers where and how the wires are to be introduced and placed, and none shall be introduced or placed except as the Landlord shall direct.

11. Tenants shall not make or permit any unseemly, disturbing or improper noises in the Property or Building, or otherwise interfere in any way with other tenants, or persons having business with them.

12. No equipment of any kind shall be operated in any tenant's leased premises that could in any way annoy any other tenant in the Building without the prior written consent of the Landlord.

13. Tenants shall not use or keep on the Property or in the Building any inflammable or explosive fluid or substance, or any illuminating material, unless it is battery powered, UL approved.

14. Tenant and Tenant's employees, or agents, or anyone else who desires to enter the Building after normal working hours will be required to close doors into the Building behind them. Locks to such doors will not be tampered with.

15.  All  electrical  fixtures  hung  in the Premises must be fluorescent or can
                                                                          ------
lighting and of a quality, type, design, bulb color, size and general appearance
--------
approved  by  Landlord.

16.  No  water  (swamp) cooler, air conditioning unit, space heater or system or
         ---------------------
other apparatus shall be installed or used by a tenant without the prior written consent of Landlord.

17. Normal business hours for the Building shall be 7:00 a.m. through 6:00 p.m. on weekdays, excluding legal holidays.

18. References to "holidays" and "legal holidays" in the leases to tenants in the Building shall include the following:

          January 1st. . . . . . . . . . . . . New Year's Day

          Last Monday in May  . . . . . . . . .  Memorial Day

          July 4th  . . . . . . . . . . . .  Independence Day

          First Monday in September . . . . . . . . Labor Day

          Fourth Thursday in November . . . . .  Thanksgiving

          December 25th . . . . . . . . . . . . . . Christmas


19. The Landlord reserves the right to rescind any of these rules (as to any particular tenant or as to all tenants generally) and to make such other and further rules and regulations as in the judgment of Landlord shall from time to time be needed for the safety, protection, care and cleanliness of the Property and Building, the operation thereof, the preservation of good order therein, and the protection and comfort of its tenants, their agents, employees and invitees, which rules when made and notice thereof given to a tenant shall be binding upon such tenant in like manner as if originally herein prescribed. In the event of any conflict, inconsistency, or other difference between the terms and provisions of these Rules and Regulations (as now or hereafter in effect) and the terms and provisions of any lease now or hereafter in effect between Landlord and any tenant in the Building, Landlord shall have the right to rely on the term or provision in either such lease or such Rules and Regulations which is most restrictive on such tenant.

                                   EXHIBIT "D"

                               LANDLORD'S SERVICES
                               -------------------



The  following  services  will  be  provided  by  Landlord:

1. water (hot and cold) at those points of supply provided for general use of tenants of the Building;

2. heated and refrigerated air conditioning as appropriate, at such temperatures and in such amounts as are reasonably considered by Landlord to be standard office conditions for the Building, from 7:00 a.m. to 6:00 p.m., Monday through Friday, and from 8:00 a.m. to 1:00 p.m. on Saturdays;

3. janitorial service to the Premises on weekdays other than holidays for Building-standard installations (Landlord reserves the right to bill Tenant separately for extra janitorial service required for non-standard installations) and such window washing as may from time to time in Landlord's judgment be reasonably required;

4. elevators for ingress and egress to the floor on which the Premises are located, in common with other tenants, provided that Landlord may reasonably limit the number of elevators to be in operation at times other than during customary business hours and on holidays;

5. replacement of ballasts and fluorescent tubes in building-standard ceiling mounted fixtures installed by Landlord and incandescent bulb replacement in all public areas of the Building;

6. electrical current during normal business hours other than for computers, electronic data processing equipment, special lighting and equipment that requires more than 110 volts, or other equipment whose electrical energy consumption exceeds normal office usage;

7.   landscaping;  and

8.   snow  and  ice  removal  from  primary  ingress,  egress  and parking areas

                                   EXHIBIT "E"

                            TENANT FINISH: ALLOWANCE
                            ------------------------



1. Except as set forth in this Exhibit, Tenant accepts the Premises in its "as is" condition on the date that this Lease is entered into.

2. Landlord agrees to clean the premises of all debris, have the carpets professionally cleaned, and repair minor defects in all walls, and touch-up said defects with paint. Landlord will use its best efforts to match the paint color as close as possible.

3. Landlord shall provide to Tenant a construction allowance ("Construction Allowance") equal to the lesser of (a) $3,591.00 ($1.00 /rentable square foot)
                                        ----------------------------------------
or (b) the Total Construction Costs, as adjusted for any approved changes to the Drawings; however, if Tenant or its agent is managing the performance of the work, then Tenant shall not become entitled to full credit for the Construction Allowance until Tenant has caused to be delivered to Landlord (i) all invoices from contractors, subcontractors, and suppliers evidencing the cost of performing the work, together with lien waivers from such parties, and a consent of the surety to the finished Improvements (if applicable) and (ii) a certificate of occupancy from the appropriate governmental authority, if applicable, and evidence of governmental inspection and approval of the Improvements, if applicable.

                                    GUARANTY
                                    --------

     For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration for, and as an inducement to Landlord to make the attached Lease with Tenant dated September _3__, 2003 by and between Tomorrow 33 Convention, LP and Telco Billing, Inc, the undersigned does hereby guarantee to Landlord, without condition or limitations except as hereinafter provided, the payment of Rent and Additional Rent to be paid by the Tenant and the full performance and observance of all the terms, covenants and conditions therein provided to be performed, observed or complied with by Tenant, including the Rules and Regulations as therein provided, without requiring any notice of non-payment, non-performance or non-observance, or proof, or notice, or demand, whereby to charge the undersigned therefor, all of which the undersigned hereby expressly waives and expressly agrees that the validity of this guaranty and the obligations of the guarantor hereunder shall in no way be terminated, affected or impaired by reason of the assertion by Landlord against Tenant of any of the rights or remedies reserved to Landlord pursuant to the provisions of the attached Lease. Landlord may grant extensions of time and other indulgences and may modify, amend or waive any of the terms, covenants or conditions of the attached lease, and discharge or release any party or parties thereto, all without notice to the undersigned and without in any way impairing, releasing or affecting the liability or obligation of the undersigned. Each of the undersigned agrees that Landlord may proceed directly against the undersigned without taking any action under the attached Lease and without exhausting Landlord remedies against Tenant; and no discharge of Tenant in bankruptcy or in any other insolvency proceedings shall in any way or to any extent discharge or release the undersigned from any liability or obligation hereunder. The undersigned further covenants and agrees that this guaranty shall remain and continue in full force and effect as to any renewal, modification or extension of the attached Lease, and that no subletting and no assignment of the within Lease, with or without Landlord's consent thereto, shall release or discharge the undersigned. As a further inducement to Landlord to make the within Lease and in consideration therefor, the undersigned agrees that in any action or proceeding brought by either Landlord or the undersigned against the other on any matter whatsoever arising out of, under, or by virtue of any of the terms, covenants or conditions of the attached Lease or of this guaranty, the undersigned shall pay, in addition to any damages which a court of competent jurisdiction may award, such amount or amounts as the court may determine to be reasonable attorneys' fees incurred by Landlord or its successors or assigns in the enforcement of this guaranty. All rights under this guaranty shall inure to the benefit of any successors or assigns of Landlord.

This Guaranty relates to that certain Lease, dated _Sept 3__, 2003, covering Premises located at 101 Convention Center, Suite 1001/1002, Las Vegas, Nevada 89109.

IN WITNESS WHEREOF, the undersigned has signed this Guaranty as of the ___ of ____________, 200__.

                              Guarantor:  YP.NET,  Inc,
                              a  __Nevada______  corporation

                              By:__/s/ Angelo Tullo, pres

                              its:_President, Chairman
                                     (Title)


                              Date:___8/29/03__________

                              ____88-0391858___________
                              Employer Identification Number




                      ACKNOWLEDGEMENT OF LEASE COMMENCEMENT
                      -------------------------------------


The undersigned parties acknowledge that the following described Lease Agreement is in full force and effect and that Tenant has taken possession of the demised Premises.

Date of Lease:
                  ----------------------------

Landlord:
                  ----------------------------

Tenant:
                  ----------------------------

Building Name:
                  ----------------------------

Suite Number:
                  ----------------------------


The undersigned parties acknowledge that the Commencement Date and the expiration date of the initial Lease term as defined in Paragraph ____ of the above referenced Lease Agreement is as follows:

Commencement:     ___9/1/03___________________

Expiration:       ___9/30/06__________________


The undersigned parties further acknowledge that the above referenced Lease Agreement has not been amended or modified and all terms and provisions remain in full force and effect.

LANDLORD:
                  -------------------------------------
                  By _________________, General Partner

                  By:  ________________________
                         Cheryl S. Willoughby
                         Vice President

                  Date:________________________

TENANT:
                  _/s/ Angelo Tullo____________
                  By:__President_______________
                        (Title)

                  Date:__8/29/03_______________